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                                                                   EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

  We hereby consent, in this Registration Statement on Form S-11, to the use of our report dated January 31, 1998, relating to the balance sheet of Anworth Mortgage Asset Corporation. We also consent to the reference to our Firm under the heading "Experts" in the Prospectus.

                                          /s/ McGladrey & Pullen, LLP
                                          McGLADREY & PULLEN, LLP

New York, New York

February 23, 1998